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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated September 27, 2000, in the Registration Statement
(Form S-1 No. 333-               ) and related Prospectus of Intercontinental
Telecommunications Corp. for the registration of                shares of its
common stock.

                                                   /s/  Ernst & Young LLP

Miami, Florida
October 13, 2000